Loans Payable	12 Months Ended
Dec. 31, 2016
Loans Payable [Abstract]
LOANS PAYABLE

10. LOANS PAYABLE

		December 31,
Bank name	Term	2016	2015

China Construction Bank	From May 30, 2014 to May 29, 2020	$41,456,074	$44,502,981

Loans are floating rate loans whose rates (2016: 5.58% per annum and 2015: 6.33% per annum) are set at 5% above the over 5 years base borrowing rate stipulated by the People's Bank of China. Interest expenses incurred on loans payable for the years ended December 31, 2016 and 2015 was $2,424,794 and $3,001,771, respectively.

Land use right with net book value of $169,461,795, including in real estate held for development and land lots under development were pledged as collateral for the loan as at December 31, 2016.

The aggregate maturities of loans payable of each of years subsequent to December 31, 2016 are as follows:

2017	$10,079,629
2018	10,079,629
2019	11,519,576
2020	9,777,240
$41,456,074